IMPORTANT NEWS


                         THE FIRST AUSTRALIA FUND, INC.
                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC
                        THE FIRST COMMONWEALTH FUND, INC.


1. The EquitiLink group, the founder and current manager and adviser of your Fund, is being acquired by Aberdeen Asset Management, PLC.

2. Aberdeen is a publicly listed company based in the United Kingdom. It has offices in the United States, United Kingdom, Ireland, Luxembourg, Singapore and Hong Kong. With the acquisition of the EquitiLink Group, it will have offices in Australia and Jersey, Channel Islands. Aberdeen has total assets under management of approximately US$33 billion as of September 30, 2000.

3. Aberdeen's investment philosophy is similar to that of the EquitiLink group and it is expected that the EquitiLink investment team will remain under thee new Aberdeen structure. Your Fund will therefore continue to benefit from the skills and expertise of the current portfolio management and administrative team, thereby ensuring continuity and consistency of investment strategy, within a greater global structure brought by Aberdeen.

4. As a result of the change in ownership, you are being asked to approve new management and advisory contracts, which will remain substantially the same as those currently in effect.

5. The Board of Directors of your Fund has approved the new management and advisory contracts. Your Board recommends that you vote in favor of the new management and advisory contracts.


YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NEW ADVISORY AND MANAGEMENT CONTRACTS. SIMPLY FILL IN THE ATTACHED PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE.

           PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

IMPORTANT DATES:

RECORD DATE:            OCTOBER 26, 2000
MEETING DATE:           NOVEMBER 29, 2000 AT 2.00 pm Eastern Time
                        Prudential Securities Inc.
                        One Seaport Plaza, 34th Floor
                        New York, NY



FOR MORE INFORMATION, PLEASE CONTACT:

Investor Relations:     EquitiLink USA, Inc.
                        1 800 522 5465
                        1 212 968 8800
                        InvestorRelations@equitilinkny.com
                        ----------------------------------
                        45 Broadway,, 31st Floor
                        New York, NY 10006

Proxy Solicitor:        Innisfree M&A Incorporated
                        1 877 750 9499

[LOGO]



                       The First Australia Fund, Inc.
                The First Australia Prime Income Fund, Inc.
                        The First Commonwealth Fund, Inc.
                                 IMPORTANT NEWS


OCTOBER [____], 2000
FOR SHAREHOLDERS OF
      The First Australia Fund, Inc.
      The First Australia Prime Income Fund, Inc.
      The First Commonwealth Fund, Inc.
             (each, a "Fund," collectively, the "Funds")

      While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some changes affecting the Funds which require a vote of shareholders.

                           Q&A: QUESTIONS AND ANSWERS

Q.    WHAT IS HAPPENING?

A. The investment manager of the Funds, EquitiLink International Management Limited (the "Manager"), and the investment adviser of the Funds, EquitiLink Australia Limited (the "Adviser"), are part of The EquitiLink Group ("EquitiLink"). On October [ ], 2000, EquitiLink announced it is being acquired by Aberdeen Asset Management PLC ("Aberdeen").

Q.    WHO IS ABERDEEN?

A. Aberdeen is a globally diversified investment management firm with approximately US$33 billion as of September 30, 2000, under management for individuals, unit trusts, institutional funds, investment trusts and offshore funds. Aberdeen is a publicly listed company in the United Kingdom and is a premier UK listed investment management specialist that will bring to shareholders its extensive experience in the management of closed-end funds. In addition to its UK offices, Aberdeen has offices in Ireland, Luxembourg, Singapore, Hong Kong, Fort Lauderdale, and Chicago. Its acquisition of EquitiLink will add offices in Australia and Jersey, Channel Islands, and will give it additional presence in North America, where EquitiLink has a New York City Office and a representative office in Toronto, Canada. Aberdeen also has a joint operating agreement with Phoenix Home Life Mutual Insurance Co. of Hartford, Connecticut .

Q.    WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

A. Under applicable law, the Funds' management agreements with the Manager and their investment advisory agreements with the Adviser will automatically terminate at the time of the Aberdeen acquisition of EquitiLink (the "Transaction"). In order for the Manager and the Adviser to continue to provide services to the Funds, shareholders of each Fund must approve a new management agreement and advisory agreement.

Q.    WILL THERE BE CHANGES IN THE AGREEMENTS?

A. Each agreement will be substantially the same in all respects, except for the two year terms and the effective dates of the New Agreements. There will be no changes in the rates of fees charged to the Funds under the agreements.

Q.    WILL THE TRANSACTION AFFECT THE DAY TO DAY OPERATIONS OF MY FUND?

A. Aberdeen's investment philosophy is similar to that of the EquitiLink Group, and there will be no change in a Fund's investment objective and policies. It is anticipated that the portfolio management personnel responsible for each Fund will remain substantially the same.

Q.    HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. Assuming shareholders of each Fund approve the new management and investment advisory agreements, the Transaction will not cause any change in the way a Fund is managed. Although Laurence Freedman and Brian Sherman, the two managing directors of the Adviser and directors of the Manager will resign, this change is not expected to affect the Funds or their shareholders. Messrs. Freedman and Sherman are expected to continue as officers and Directors of the Funds. Therefore, each Fund will continue to benefit from the skills and expertise of the current team, thereby ensuring continuity and consistency of investment strategy, within a greater global structure brought by Aberdeen. Similarly, the Transaction will not affect the Funds' contractual relationships with its other service providers.

Q.    WILL THERE BE ANY BENEFITS TO SHAREHOLDERS FROM THE TRANSACTION?

A. Aberdeen is committed to the Funds and will bring to shareholders the benefit of its extensive experience in the management of closed-end funds, as well as Aberdeen's global facilities.

Q.    HOW DO THE FUNDS' BOARD MEMBERS RECOMMEND THAT I VOTE?

A. After careful consideration, and with the assistance of investigation of the Transaction by a Due Diligence Committee, each Fund's Board of Directors, including those directors who are not affiliated with the Funds, EquitiLink or Aberdeen, recommend that you vote in favor of the proposal on the enclosed postage pre-paid proxy card. Shareholders of the Funds may also vote by phone or via internet. Simply follow the instructions on your proxy card.

Q.    HOW DO I GET MORE INFORMATION?

A. For more information, please call Innisfree M&A Incorporated, the Funds' proxy solicitor, at 1-(877) 750-9499, or EquitiLink USA, Inc. Investor Relations at 1-(800)-522-5465 or (212) 968-8800.

Q. WILL THE FUNDS PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.    No, EquitiLink and Aberdeen will bear these costs.

[FUND LOGOS]                        The First Australia Fund, Inc.
                                    The First Australia Prime Income Fund, Inc.
                                    Gateway Center 3
                                    100 Mulberry Street
                                    Newark, New Jersey 07102


                                    The First Commonwealth Fund, Inc.
                                    800 Scudders Mill Road
                                    Plainsboro, NJ  08536

Dear Shareholder:

      As explained in the preceding "Question & Answer" statement, Aberdeen Asset Management PLC has entered into an agreement to acquire EquitiLink, comprising the Manager and Adviser. It is necessary, in conjunction with the change in control of EquitiLink, for the shareholders of each Fund to approve new management and investment advisory agreements with the Manager and Adviser.

      Aberdeen is a premier UK listed investment management specialist with approximately US$33 billion as of September 30, 2000, of funds under management. Aberdeen's investment philosophy is similar to that of EquitiLink and it is expected that the EquitiLink investment team will remain under the new Aberdeen structure, thereby ensuring continuity of investment strategy. Aberdeen is committed to the Funds and will bring to shareholders the benefit of its extensive experience in the management of closed-end funds, as well as Aberdeen's global facilities.

      The following outlines important facts about the Transaction that apply to the Funds:

      - The new investment advisory and management agreements that you are being asked to approve are substantially the same as those currently in effect, except for the two year terms and the effective dates of the New Agreements.

      - The Transaction is not intended to affect EquitiLink's day-to-day operations, its investment process, or its portfolio management team.

      - The Transaction will not affect the number of shares you own or the value of those shares.

      - The advisory fees and expenses paid by the Funds will not increase as a result of the Transaction.

      -     The investment objective of each Fund will remain the same.

      -     The  Funds'   contractual   relationships  with  its  other  service
            providers, including the Funds' transfer agent and custodian, will not be affected.

      - Each Fund's Board of Directors, including those directors who are not affiliated with EquitiLink, Aberdeen or the Fund, have carefully reviewed the Transaction, and have concluded that the Transaction should cause no reduction in the quality of services provided to the Fund.

      EACH FUND'S BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THE FUND IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

      Your vote is important, regardless of the number of shares you own. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID RETURN ENVELOPE, OR VOTE BY PHONE OR OVER THE INTERNET. TO VOTE BY PHONE OR VIA INTERNET, SHAREHOLDERS SHOULD FOLLOW THE INFORMATION CONTAINED ON THEIR PROXY CARDS. If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Innisfree M&A Incorporated ("Innisfree"), who will assist you in voting your shares.

      Your Directors recommend that you vote in favor of the proposals and approve the new management and investment advisory agreements.

      Respectfully,

     [SIGNATURE]                               [SIGNATURE]
     [--------------------]                    [--------------------]
     Laurence S. Freedman                      Brian M. Sherman
     Chairman                                  President
     The First Australia Fund, Inc.            The First Australia Fund, Inc.
     The First Australia Prime Income          The First Australia Prime Income
     Fund, Inc.                                Fund, Inc.


     [SIGNATURE]                               [SIGNATURE]
     [--------------------]                    [--------------------]
     Brian M. Sherman                          Laurence S. Freedman
     Chairman                                  President
     The First Commonwealth Fund, Inc.         The First Commonwealth Fund, Inc.

SHAREHOLDERS ARE URGED TO PROMPTLY COMPLETE THEIR PROXY BY MAIL, BY PHONE OR OVER THE INTERNET, SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

The First Australia Fund, Inc.                  The First Commonwealth Fund,
The First Australia Prime Income Fund, Inc.     Inc.
Gateway Center 3                                800 Scudders Mill Road
100 Mulberry Street                             Plainsboro, NJ  08536
Newark, New Jersey 07102

--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 29, 2000
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF
      The First Australia Fund, Inc.
      The First Australia Prime Income Fund, Inc.
      The First Commonwealth Fund, Inc.
          (each a "Fund," and collectively, the "Funds")

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Funds will be held at Prudential Securities Incorporated, One Seaport Plaza, 34th Floor, New York, New York on November 29, 2000, at 2:00 p.m., Eastern Time, for the following purpose:

            The shareholders of each Fund will be asked to approve a new management agreement with EquitiLink International Management Limited and a new investment advisory agreement with EquitiLink Australia Limited.

      The Boards of Directors of the Funds have fixed the close of business on October 26, 2000 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

      In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted for any proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted against such a proposal at such an adjournment, against adjournment.

                                    By order of the Boards of Directors,

                                    [SIGNATURE]


                                    Roy M. Randall, Secretary
                                    The First Australia Fund, Inc.
                                    The First Australia Prime Income Fund, Inc.
                                    The First Commonwealth Fund, Inc.
Plainsboro, New Jersey
Newark, New Jersey
October [__], 2000

      IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save EquitiLink the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Boards of Directors of the Funds.

                                 PROXY STATEMENT


The First Australia Fund, Inc.                  The First Commonwealth Fund,
The First Australia Prime Income Fund, Inc.     Inc.
Gateway Center 3                                800 Scudders Mill Road
100 Mulberry Street                             Plainsboro, NJ  08536
Newark, New Jersey 07102

                              ---------------
                         Special Meeting of Shareholders
                                November 29, 2000
                              ---------------
GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (the "Boards") of The First Australia Fund, Inc., The First Australia Prime Income Fund, Inc. and The First Commonwealth Fund, Inc., each a Maryland corporation (each a "Fund," and collectively, the "Funds"). The proxies will be voted at a joint Special Meeting of Shareholders (the "Meeting"), to be held at Prudential Securities Incorporated, One Seaport Plaza, 34th Floor, New York, New York, on November 29, 2000, at 2:00 p.m., Eastern Time, and at any adjournment thereof. The sole purpose of the meeting is consideration of the following proposal (the "Proposal"):

            The shareholders of each Fund will be asked to approve a new management agreement with EquitiLink International Management Limited (the "Manager") and a new investment advisory agreement with EquitiLink Australia Limited (the "Adviser").

      This Proxy Statement, the Notice of Special Meeting, the Question & Answer Statement, and the proxy card are first being mailed to shareholders on or about October [ ], 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of The First Australia Fund, Inc. or The First Australia Prime Income Fund, Inc. at Gateway 3, 100 Mulberry Street, Newark, New Jersey 07102; or The First Commonwealth Fund, Inc. at 800 Scudders Mill Road, Plainsboro, New Jersey 08536); or by submitting a notice of revocation to the particular Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

      Shareholders may vote using the enclosed pre-paid proxy card. Shareholders of the Funds may also vote by phone or via internet. To vote by phone or via internet, shareholders should follow the information contained on their proxy cards.

      The presence at any shareholders meeting, in person or by proxy, of the holders of a majority of the outstanding shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund. In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted for any proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted against such a proposal against adjournment. For purposes of determining the presence of a quorum for transacting business at the Meeting and at any adjournment, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a vote against the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly. In the proposal, shareholders of each Fund are asked to approve a new management agreement with the Manager and a new investment advisory agreement with the Adviser.

      For approval with respect to a Fund, the proposal requires the affirmative vote of a "majority of the outstanding shares" of that Fund. The term "majority of outstanding shares," as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

      Holders of record of the shares of a Fund at the close of business on October 26, 2000 (the "Record Date"), will be entitled to one vote per share on all business to be conducted at the Meeting. The number of shares outstanding as of October 26, 2000 for each Fund was: The First Australia Fund, Inc., [17,189,998]; The First Australia Prime Income Fund, Inc., [267,377,298]; and The First Commonwealth Fund, Inc., [9,266,209].

      Each Fund provides periodic reports to all of its shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report of a Fund for the period ended October 31, 1999 and the semi-annual report for the six-month period ended April 30, 2000, without charge, by calling EquitiLink USA at 1-800-522-5645 or 1-212-968-8800, or write to EquitiLink USA, Inc. at 45
Broadway,      31st      Floor,      New     York,      NY     10006      email:
InvestorRelations@equitilinkny.com.; shareholders may also contact Innisfree M&A Incorporated at 1-877-750-9499.




              PROPOSAL: APPROVAL OF NEW MANAGEMENT AGREEMENTS
                       AND INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

      The Manager and Adviser provide management and investment advisory services, respectively, to each Fund pursuant to a management agreement and advisory agreement (the "Agreements"). The current Agreements (the "Current Agreements") for each Fund are as follows:

      The First Australia Fund, Inc.:
          o     Management Agreement dated February 1, 1990
          o     Advisory Agreement dated February 1, 1990

      The First Australia Prime Income Fund, Inc.:
          o     Management Agreement dated June 1, 1996
          o     Advisory Agreement dated September 9, 1999

      The First Commonwealth Fund, Inc.:
          o     Management Agreement dated September 9, 1999
          o     Advisory Agreement dated February 20, 1992

      The terms and conditions of the proposed new Agreements ("New Agreements") are substantially the same as each of the Current Agreements, except for the new initial two-year terms and the effective dates of the New Agreements.

      BACKGROUND INFORMATION

      The EquitiLink Group ("EquitiLink"), comprising the Funds' Manager and Adviser, is being acquired by Aberdeen Asset Management PLC ("Aberdeen"). Under applicable law, the Funds' management agreements with the Manager and their investment advisory agreements with the Adviser will automatically terminate at the time of the Aberdeen acquisition of EquitiLink (the "Transaction").

      Established in 1981, the EquitiLink Group has grown into one of largest independently owned funds management companies in Australia and a specialist in Australian stocks and Australian and Asian bonds.

      In an increasingly globalized environment, EquitiLink is of the view that an association with a major company with greater global capabilities and reach represents a natural growth evolution. This will ensure that your Funds not only continue to benefit from the expertise and experience of the existing investment staff but also gain from greater capabilities brought by the global structure of an eminent investment group such as Aberdeen.

      Aberdeen Asset Management, PLC

      Aberdeen is an international fund management company managing unit trusts, institutional funds, investment trusts and offshore funds for private individuals and institutions around the world. The group has a global presence with offices in the United States, Singapore, Hong Kong, the United Kingdom, Ireland and Luxembourg. With the acquisition of the EquitiLink group, this coverage will extend to Australia and New Zealand. Additionally Aberdeen also has a joint operating agreement with Phoenix Home Life Mutual Insurance Co. of Hartford, Connecticut.

      Aberdeen's shares are publicly held. Shareholders holding more than 5% of its outstanding shares are The Scottish Provident Institution (37.8%). Phoenix Home Life Mutual Insurance Co. (20.44%) and Shell Pension Fund (5.51%).

      The Aberdeen group has experienced substantial growth in recent years. It has expanded at an annual rate of 56.2% since 1995, through a combination of acquisitions and organic growth. As of September 30, 2000, Aberdeen had approximately US$33 billion in assets under management.

      Positive Implications for the shareholders

      The New Agreements for the Funds are substantially the same as the Current Agreements. With the existing investment management personnel remaining substantially in place, the current investment strategy will continue, thus ensuring consistency of investment management.

      In addition, Aberdeen will bring to the Funds the benefits of greater resources, an extensive global coverage and great depth of experience in asset management. In particular, Aberdeen manages some 27 closed-end funds around the world. The synergy between the EquitiLink and Aberdeen groups should enhance the research capabilities and management skills available to each Fund.

      The Transaction

      The Transaction involves the sale of all shares of the Manager, of EquitiLink Limited ("EL," parent of the Adviser) and of EquitiLink International (Channel Islands) Limited ("EICIL") with the result that all the Australian, United States and Canadian investment management business of the EquitiLink complex will be transferred to Aberdeen. This includes the Adviser's Australian funds management operation consisting of 12 wholesale unit trusts, 2 closed end funds and several wholesale mandates, the Funds' Agreements and certain other services agreements relating to the Funds (the Manager's administrative services agreements with Trident Fund Services (Jersey) Limited and EICIL, and the Funds' investor relations agreement with the Manager's subsidiary, EquitiLink USA). The sale will be effected pursuant to a Share Sale Agreement between Aberdeen on the one side and EquitiLink Holdings Limited ("EHL") (parent of EL), EIML Australia Pty Limited (parent of the Manager) and the shareholders of EICIL on the other side. Total consideration for the sale is US$80 million, subject to certain adjustments. This consideration is payable in a combination of cash and preference shares to be issued by Aberdeen.

      The Transaction is contingent on approval of the New Agreements with the Manager and the Adviser by the Funds' Boards of Directors and shareholders, as well as by the directors and trustee of certain non-US funds. Approval must be received with respect to the foregoing funds representing at least 75% of the combined revenue estimated for those funds for the year ending June 30, 2000 for the sale to proceed. The Transaction is also contingent upon: Jersey (Channel Islands) regulatory approval of the sale of the Manager and consent of the Australian Foreign Investment Review Board for the purchase by Aberdeen of EL. Additionally, certain assets held by the EquitiLink entities being sold are not included in the sale and must be transferred out of the relevant company prior to the Transaction closing. This includes shares of two Funds (15.8% of The First Australia Fund, Inc. and 4.8% of The First Commonwealth Fund, Inc.) that are beneficially owned by EL and EUSA. These parcels will be transferred to EHL (or an affiliate). Other conditions include repayment of certain indebtedness by the Manager and EL and cancellation of an EquitiLink employee stock option plan. The Share Sale agreement requires Messrs. Sherman and Freedman to sign one-year non-compete agreements and claims releases. Finally, Aberdeen's shareholders must approve the purchase. The Share Sale Agreement also specifically provides that insurance covering liabilities of directors and officers, including the Funds' Directors and officers, must be maintained, for all directors and officers holding office up to and including the closing date, for 6 years after the closing. The closing is to occur three business days following approval of the Proposal by each of the Fund's shareholders. If the Proposal is not approved by all Funds, the closing may be delayed to determine an adjustment to the purchase price.

      The Transaction will not affect the day-to-day operations of the Funds or of their portfolio management teams. Laurence Freedman and Brian Sherman will resign as Managing Directors of the Adviser and as Directors of the Manager. Richard Fabricius of Aberdeen will be transferred to Sydney and will be appointed a Director of EL and the Adviser. These changes are not expected to have a material effect on the Funds or the Manager or the Adviser. Messrs. Freedman and Sherman are expected to continue as officers and Directors of the Funds. As noted earlier, the investment objective of each Fund will remain the same, and the transaction will have no effect on the number of shares outstanding or the net asset value of the Funds. The management and advisory fees and expenses paid by the Funds will not increase as a result of the Transaction.

      Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Agreements. As required by the 1940 Act, each Current Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, shareholders of each Fund must approve the New Agreements to permit the Manager and Adviser to continue to provide services to the Funds. Copies of the forms of the New Agreements are attached hereto as Exhibit A - F. EACH NEW AGREEMENT FOR A FUND IS THE SAME IN EVERY MATERIAL RESPECT AS THE FUND'S CURRENT AGREEMENTS, EXCEPT FOR THE NEW INITIAL TWO-YEAR TERMS AND THE EFFECTIVE DATES OF THE NEW AGREEMENTS.

      The material terms of the Current and New Agreements are described under "Description of the Current and New Agreements" below.

BOARDS OF DIRECTORS' RECOMMENDATION

      On October 10, 2000, the Boards of Directors of the Funds, including the directors who are not "interested persons" (as defined under the 1940 Act) of the Funds, Aberdeen or EquitiLink ("Non-interested Directors"), voted to approve the New Agreements for each Fund and to recommend its approval to Fund shareholders.

      For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

      THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW AGREEMENTS.

BOARD OF DIRECTORS' EVALUATION

      At a telephonic meeting of the Boards held on September 7, 2000, representatives of EquitiLink described the proposed Transaction to the Boards and the anticipated effect and benefits for the Funds and their shareholders. The Boards appointed a Due Diligence Committee ("Committee"), including members of each Fund's Board, to investigate the Transaction in detail and provide a report to the Boards. The Committee held telephonic meetings on September 10, and September 26, 2000, at which information about the Transaction developed in advance of the meeting and distributed to the Committee was discussed. At the direction of the Committee, Fund counsel and a Committee member met on two separate occasions with Aberdeen representatives in the United Kingdom to discuss matters of particular concern to the Committee. Additionally, a board member met with an Aberdeen representative in Sydney, and Mr. Richard Fabricius, the Aberdeen representative who will be transferred to Sydney, met with Fund representatives in the United States. Finally, a video conference on October 2, 2000, that included Committee members, Fund counsel and Aberdeen representatives, provided an opportunity for further discussion of important issues. Thereafter, the Committee prepared a report concerning its investigations which was distributed to the full Boards.

      At an in-person meeting of the Boards held on October 10, 2000, in addition to the Committee report, the Boards were provided with information concerning the Transaction and the New Agreements and were informed of the standards they should apply in determining whether to approve the New Agreements. The additional information provided by the Manager and Adviser to the Boards included a description of the Transaction and a discussion of how the Transaction would affect the ability of the Manager and Adviser to perform their duties as set forth in the New Agreements. The Board was also provided information comparing the fees to be charged under the New Agreement with those paid by comparable funds.

      The Boards, including the Non-Interested Directors, considered all of the information presented at the October 10, 2000 meeting concerning the terms of the Transaction and the effect the Transaction would likely have on the duties of the Manager and Adviser to each Fund under the New Agreements.

      In the course of these discussions, the Manager and Adviser advised the Non-Interested Directors that they did not expect that the Transaction would have a material effect on the operations of the Funds or their shareholders. The Manager and Adviser also noted that the Transaction did not contemplate any changes in the operations of any Funds. The Manager and Adviser assured the Boards that they would continue to provide the high quality of service they have provided in the past. The Adviser and Manager emphasized that the Transaction, if consummated, would provide them with access to Aberdeen's expertise in Asian securities and to Aberdeen's international investment management and operational facilities.

      During the course of their deliberations, the Non-Interested Directors considered the information provided by the Committee and by the Manager and Adviser. The Boards also considered a variety of other factors, including the effect that the Transaction may have on the ability of the Manager and Adviser to perform their duties to each Fund under the New Agreements; the nature, quality and extent of the services furnished by the Manager and Adviser to each Fund; the investment record of the Manager and Adviser in managing each Fund; comparative data as to investment performance, advisory fees and other fees, including expense ratios; possible benefits to the Manager and Adviser and their affiliates from their services to the Funds; the financial resources of the Manager and Adviser before and after the Transaction; and the presence of appropriate incentives to assure that the Manager and Adviser will continue to furnish high quality services to the Fund and that current investment management personnel will be retained.

      In addition to the foregoing factors, the Non-Interested Directors gave careful consideration to the likely impact of the Transaction on the EquitiLink organization. In this regard, the Non-Interested Directors considered, among other things, the structure of the Transaction, whether there were appropriate assurances that Fund fees and expenses would not be increased, directly or indirectly, the anticipated effects of the Transaction on EquitiLink's continuing financial strength and on the effectiveness of the Manager's and Adviser's operations. They considered evidence regarding Aberdeen's business and performance history and also information regarding Aberdeen's treatment of acquired entities. It noted that Aberdeen had built its business both internally and through acquisitions. The Board was informed that Aberdeen's acquisition of EquitiLink was consistent with Aberdeen's long-term growth strategy for expansion into Australia and to broaden its U.S. presence. It considered information bearing on the seriousness of Aberdeen's continued support for the Funds, noting consistencies between the investment philosophy of Aberdeen and EquitiLink as well as Aberdeen's experience with closed-end funds and issues related to that type of fund. In particular, they noted Aberdeen's assurances that attention would be paid to measures to support each Fund's share price. They also received assurances from Aberdeen that the Auction Market Preferred Stock ("AMPS") of The First Australia Prime Income Fund, Inc. and The First Commonwealth Fund, Inc. would continue to be monitored and that while the Manager and Adviser would make recommendations to the respective Funds' Boards, any decisions regarding the AMPS would be left to the Boards.

      Based on the foregoing, the Non-Interested Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Funds and that certain benefits might flow to the Funds. Thus, the Directors of each Fund, including the Non-Interested Directors, approved the New Agreements.

      The Board was advised that EquitiLink intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each Board would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction.

      EquitiLink and Aberdeen have undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds.

DESCRIPTION OF THE CURRENT AND NEW AGREEMENTS

      The Advisory and Management Agreements for The First Australia Fund, Inc. and the Management Agreement for The First Australia Prime Income Fund, Inc. were last submitted to shareholders at a meeting held on March 15, 1990. At that meeting shareholders were asked to approve the Advisory and Management Agreements in order to restructure the then-existing contractual arrangements to better reflect the business relationships among the parties. The Advisory Agreement for The First Australia Prime Income Fund, Inc. was last submitted to shareholders at a meeting held on March 15, 1993. At that meeting shareholders were asked to approve amendments to the agreement in order to scale back the fee paid by the Adviser to the Manager with respect to Fund assets in excess of $1.2 billion. The Advisory and Management Agreements for The First Commonwealth Fund, Inc. were last submitted to shareholders at a meeting held March 15, 1993. At that meeting shareholders were asked to initially approve the Advisory and the Management Agreements.

      The following discussion is qualified in its entirety by reference to the forms of the New Agreements provided in Exhibits A-F.

      Each New  Agreement  for a Fund is  substantially  the same as the Current
Agreement for that Fund, except for the new initial two-year terms and the effective dates of the New Agreements.

      The Management Agreements

      Each Management Agreement provides that the Manager will manage the Fund's investments and make investment decisions for the Fund in accordance with the Fund's investment objective, policies and limitations. The Manager will also select brokers and dealers to effect each Fund's portfolio transactions. The Management Agreement authorizes the Manager, at its own expense, to retain others to assist in performing its obligations, subject to compliance with applicable legal requirements.

      The Manager agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under the Management Agreement. Each Fund bears its own expenses, as specified in the Agreement. In addition, certain expenses incurred by the Manager's employees who serve as officers and directors of a Fund may be reimbursed by that Fund under the Fund's policy governing reimbursement of Fund-related expenses. In return for the services provided by the Manager to each Fund, and the expenses it assumes under the Management Agreement, the Funds pay the Manager fees at the following annual rates, computed on the basis of each Fund's net asset value at the end of each week and payable at the end of each calendar month (first day of each calendar month for The First Commonwealth Fund, Inc.):

      The First Australia Fund, Inc. -- 1.10% of net assets up to $50 million; 0.90% of net assets between $50 million and $100 million; and 0.70% of net assets in excess of $100 million.

      The First Australia Prime Income Fund, Inc. -- 0.65% of net assets related to both common and preferred shares up to $200 million; 0.60% of such net assets between $200 million and $500 million; 0.55% of such net assets between $500 million and $900 million; and 0.50% of such net assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

      The First Commonwealth Fund, Inc. -- 0.65% of net assets related to both common and preferred shares up to $200 million; 0.60% of net assets between $200 million and $500 million; and 0.55% of assets in excess of $500 million.

      Each Management Agreement has an initial term of two years, with continuation thereafter subject to yearly approval by the Board or Fund shareholders, as well as by the Non-Interested Directors. Each Management Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board or by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager upon 90 days' written notice. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

      Each Management Agreement provides that the Manager is not liable for any error of judgment or any loss suffered by the Fund, in connection with matters to which the Agreement relates, except a loss resulting from breach of fiduciary duty with respect to the receipt of compensation (subject to applicable legal limits) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under the Management Agreement.

      Each Management Agreement provides that the Manager and its affiliates may provide similar services to other funds and clients and may engage in other activities. It also provides that investment opportunities shall be allocated among the particular Fund and other clients in a fair and equitable manner.

      The Management Agreement for The First Commonwealth, Inc. provides that the Fund may, on 60 days' notice, limit the scope of the Manager's engagement to managing only investments denominated in stipulated currencies, and that the Manager's fees under the Management Agreement would be with respect to only the assets under its Management.

      During the fiscal year ended October 31, 1999, the fees paid to the Manager by each Fund under its Current Management Agreement amounted to: The First Australia Fund, Inc., US$ 1,402,955; The First Australia Prime Income Fund, Inc., US$ 12,366,523; and The First Commonwealth Fund, Inc., US$ 972,558.

      The Advisory Agreements

      The Advisory Agreements for The First Australia Fund, Inc. and The First Australia Prime Income Fund, Inc. each provide that the Adviser will make recommendations to the Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and that the Adviser will obtain related research and statistical data. In the case of The First Australia Fund, Inc., the Adviser's recommendations are limited to securities denominated in Australian or New Zealand dollars.

      For these services, the Adviser receives the following fees from the Manager, calculated on the basis of the Fund's assets at the end of each week and paid at the end of each calendar month:

      The First Australia Fund, Inc. -- 0.30% of such net assets up to $50 million; 0.25% of such net assets between $50 million and $100 million; and 0.15% of such net assets in excess of $100 million.

      The First Australia Prime Income Fund, Inc. -- 0.25% of such net assets (including both common and preferred stock) up to $1.2 billion and 0.20% of such assets in excess of $1.2 billion.

      The Advisory Agreement for The First Commonwealth Fund, Inc. provides that, to the extent requested by the Manager, the Adviser will make recommendations as to the overall structure of the Fund's portfolio, including asset allocation and general investment strategy in light of the Fund's investment objective. For this portion of the Adviser's services, the Manager pays the Adviser fees at an annual rate of 0.15% of the Fund's net assets related to both common and preferred shares at the end of each week and payable on the first business day of each calendar month. The Advisory Agreement also provides that, to the extent requested by the Manager, the Adviser will make recommendations regarding specific portfolio securities to be purchased, retained or sold by the Fund, and will provide related research and statistical data. For these services, the Manager pays the Adviser fees at an annual rate of up to 0.10% of the Fund's average net assets related to both common and preferred shares at the end of each week and payable on the first business day of each calendar month. These fees may be reduced to the extent the Manager pays other entities for such services.

      The Advisory Agreements for each Fund also provide that the Adviser agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under the agreement. However, certain expenses incurred by the Adviser's employees who serve as officers and directors of a Fund may be reimbursed by that Fund under the Fund's policy governing reimbursement of Fund-related expenses.

      During the fiscal year ended October 31, 1999, the fees paid to the Adviser by the Manager in respect of each Fund under its Current Advisory Agreement amounted to: The First Australia Fund, Inc., US$ 363,548; The First Australia Prime Income Fund, Inc., US$ 5,352,389; and The First Commonwealth Fund, Inc., US$ 360,358.

      The   provisions   of  the  Advisory   Agreements   regarding   liability,
non-exclusivity of services, allocation of investment opportunities, duration and termination are comparable to those of the Management Agreements.

      In the event the shareholders of the Fund do not approve the New Agreements, Aberdeen may terminate the Transaction and the Current Agreements will remain in full force and effect until such time as the Board, subject to applicable law determines that some other course of action is appropriate for the Funds and their shareholders.

INVESTMENT MANAGER AND ADVISER

      The Manager, a Jersey, Channel Islands corporation, was established in October 1985, and the Adviser, a New South Wales, Australia corporation, was established in April 1981. The principal source of income to both the Manager and the Adviser is professional fees received from providing continuing investment advice. The Manager and Adviser provide investment advice to the Funds and to certain other funds that are not registered in the United States.

      Laurence Freedman and Brian Sherman are joint Managing Directors of the Adviser, Directors of the Manager, as well as directors and officers of the Funds. Each of them will resign as Managing Directors of the Adviser and as directors of the Manager, but each is expected to continue his positions as officer and director of the Funds.

      The ultimate beneficial owners of approximately 85% of EquitiLink are interests associated with Laurence Freedman and Brian Sherman; associates of Laurence Freedman and Brian Sherman hold the remaining 15%.

ADMINISTRATOR

      The Administrator for The First Australia Fund, Inc. and The First Australia Prime Income Fund, Inc. is Prudential Investments Fund Management LLC:
Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102, (800) 451-6788.

      The Administrator for The First Commonwealth Fund, Inc. is Princeton Administrators LLP: 500 College Road East, Princeton, NJ 08540, (800) 543-6217.

REQUIRED VOTE

      Approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities of each Fund," as defined herein on page [___]. THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE PROPOSAL.



                             ADDITIONAL INFORMATION

GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by EquitiLink and Aberdeen. In addition to solicitation by mailing of this proxy statement, Innisfree M&A Incorporated ("Innisfree") is engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Funds may receive a phone call from an Innisfree representative if a Fund has not yet received their vote. Innisfree may obtain authorization from shareholders by telephonic or electronically transmitted instructions to execute proxies on their behalf. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically, or electronically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Beneficial Ownership. To the best of the Funds' knowledge, based on filings made with the Securities and Exchange Commission, the following shareholders are beneficial holders of 5% or more of that particular Fund's outstanding voting securities, as of September 30, 2000:

                         The First Australia Fund, Inc.


                                                  Percentage of
   Name and Address of     Number of Shares       Shares
     Beneficial Owner      Beneficially Owned     Beneficially Owned
   -------------------     ------------------     ------------------

Laurence S. Freedman*           2,750,461             16.00%
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

Brian M. Sherman*               2,750,461             16.00%
Level 3
190 George Street
Sydney, N.S.W 2000
Australia

EquitiLink Limited*             1,068,950              6.22%
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

EquitiLink U.S.A*               1,624,627             9.45%
45 Broadway, 31st Floor
New York, NY  10006

Mira, L.P.+                     2,714,500            15.79%
One Chase Manhattan Plaza
42nd Floor
New York, NY  07102-4007

Zurich Capital Markets,
Inc.+
One Chase Manhattan Plaza
42nd Floor
New York, NY  07102-4007

________________________

      * As controlling shareholders of the Manager, Messrs. Freedman and Sherman share voting and investing power for 2,750,461 shares of the Fund owned by the Manager, EquitiLink Limited, and EquitiLink USA.

      +     Both entities share both voting and dispositive power.

                        The First Commonwealth Fund, Inc.


                                                   Percentage of
   Name and Address of     Number of Shares        Shares
     Beneficial Owner      Beneficially Owned      Beneficially Owned
   -------------------     ------------------      ------------------

First Union Capital             1,319,395             5.22%
Management Group
One First Union Center
Charlotte, NC  28288-0137


      The First Australia Prime Income Fund, Inc. does not have beneficial holders of 5% or more of its outstanding voting securities, as of September 30, 2000.

      The table below sets forth the number of shares of each Fund owned directly or beneficially by the directors and executive Officers of that Fund as of September 30, 2000 and the percentage of the Fund that this amount represents. (Directors who do not own any shares have been omitted from the table.)


                         The First Australia Fund, Inc.


                                   Shares of Common
                                   Stock Beneficially
                                   Owned and % of Total
 Name of Directors and Executive   Outstanding on
             Officers              September 30, 2000 (1)
--------------------------------   ----------------------

Anthony E. Aaronson++                      1,500
116 South Anita Avenue
Los Angeles, CA  90049


David Lindsay Elsum, A.M. +                2,000
9 May Grove
South Yarra, Victoria 3141
Australia

Laurence S. Freedman *                   2,750,461
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

Michael R. Horsburgh                       2,000
Suite 2213, Kyobo Building
1, 1-ka, Chongro, Chongro-ku
Seoul 110-714
South Korea

Harry A. Jacobs, Jr. *                     3,979
One New York Plaza
New York, NY  10292

Howard A. Knight                           2,500
36 Ives Street
London SW3 2ND
United Kingdom

Richard H. McCoy++*                        1,000
P.O. Box 1
Toronto Dominion Centre
Toronto, Ontario
M5K 1A2 Canada

Neville J. Miles +                         2,000
23 Regent Street
Paddington, N.S.W. 2021
Australia

William J. Potter  +                       1,000
236 West 27th Street
New York, NY  10001

Peter D. Sacks                              250
33 Yonge Street, Suite 706
Toronto, Ontario M5E 1GE
Canada

John T. Sheehy++                           5,000
235 Montgomery Street, Suite 300
San Francisco, CA  94104

Brian M. Sherman *                       2,750,461
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia



                The First Australia Prime Income Fund, Inc.


                                      Shares of Common
                                     Stock Beneficially
                                    Owned and % of Total
 Name of Directors and Executive       Outstanding on
            Officers                September 30, 2000 (2)
--------------------------------    ----------------------

Anthony E. Aaronson++                      500
116 South Anita Avenue
Los Angeles, CA  90049

David Lindsay Elsum, A.M. +               1,000
9 May Grove
South Yarra, Victoria 3141
Australia

Laurence S. Freedman *                   88,139
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

Harry A. Jacobs, Jr. * [o]               11,136
One New York Plaza
New York, NY  10292

William J. Potter  +                       236
236 West 27th Street
New York, NY  10001

Peter D. Sacks++                           250
33 Yonge Street, Suite 706
Toronto, Ontario M5E 1GE
Canada

Brian M. Sherman *                       88,139
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia



                        The First Commonwealth Fund, Inc.


                                       Shares of Common
                                       Stock Beneficially
                                       Owned and % of
   Name of Directors and Executive     Total Outstanding
               Officers                on September 30, 2000 (3)
   -------------------------------     -------------------------

David Lindsay Elsum, A.M. +                    650
9 May Grove
South Yarra, Victoria 3141
Australia

Laurence S. Freedman *                       417,534
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

Michael Gleeson-White, A.O.                   1,000
9A Wellington Street
Woollahra, N.S.W. 2025
Australia

Peter D. Sacks +                               250
33 Yonge Street, Suite 706
Toronto, Ontario M5E 1GE
Canada

E. Duff Scott++                               5,000
70 University Avenue
Toronto, Ontario M4N 3J6
Canada

Brian M. Sherman *                           417,534
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

Warren C. Smith                               6,800
1002 Sherbrooke Street West
Suite 1600
Montreal, Quebec
Canada  H3A 3L6

____________________

      1 As controlling shareholders of the Manager, Messrs. Freedman and Sherman share voting and investing power for 2,750,461 shares of the Fund owned by the Manager, EquitiLink Limited, and EquitiLink USA. With the exception of those 2,750,461 shares, which constitute approximately 16.00% of the outstanding shares of the Fund as of September 30, 2000, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all the shares in the table represent approximately 16.10% of the total shares outstanding as of September 30, 2000. Excluding shares owned by Messrs. Freedman and Sherman, the directors of the Fund, as a group, own approximately 0.09% of the total shares outstanding as of September 30, 2000.

      2 As controlling shareholders of the Manager, Messrs. Freedman and Sherman share voting and investment power for 88,139 shares of the Fund's common stock owned by the Manager. With the exception of those 88,139 shares, which constitute .03% of the outstanding shares of common stock of the Fund, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all the shares in the table represent approximately .04% of the total shares of common stock outstanding as of September 30, 2000.

      3 As controlling shareholders of the Manager and EquitiLink Limited, Messrs. Freedman and Sherman share voting and investment power for 417,534 shares of the Fund's common stock owned by the Manager, EquitiLink Limited and EquitiLink USA, Inc. With the exception of those 417,534 shares, which constituted approximately 4.50% of the outstanding shares of common stock of the Fund as of September 30, 2000, all shares listed in this table were owned with sole voting and investment power. In the aggregate, all of the shares in the table represented approximately 4.60% of the total shares of common stock outstanding as of September 30, 2000. Excluding the shares owned by Messrs. Freedman and Sherman, the directors of the Fund representing the common stock, as a group, owned approximately 0.10% of the total shares of common stock outstanding as of September 30, 2000.

      * Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person of the Fund because of his affiliation with Prudential Securities
            Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act"). Mr. McCoy is deemed to be an interested person of the Fund because of his affiliation with TD Securities, Inc., which has an affiliate that is a broker-dealer registered under the 1934 Act. Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

      +     A member of the Contract Review Committee.

     ++     A member of the Audit Committee.

      o Harry A. Jacobs, Jr.'s 11,136 shares are held in two Trusts for the benefit of his children. Mr. Jacobs disclaims any beneficial interest with respect to these shares.

      + No other director or executive officer owns 1% or greater of the outstanding shares of the Funds.

      ++ No director or executive officer of The First Australia Prime Income Fund, Inc. or The First Commonwealth Fund, Inc., own any preferred stock.

      +++ The information provided as of September 30, 2000 is based on statements furnished to the Funds by the directors and officers.


Proposals of Shareholders

      The deadline for the shareholders of The First Australia Fund, Inc. for submitting proposals to be included with the Fund's proxy materials for the 2001 Annual Meeting of Shareholders of the Fund was August 25, 2000. Shareholders wishing to present proposals at the 2001 Annual Meeting of Shareholders of the Fund which would not be included in the Fund's proxy materials should send written notice of such proposals to the Secretary of the Fund by December 22, 2000, but no earlier than November 22, 2000, in the form prescribed in the Fund's By-Laws.

      The deadline for the shareholders of The First Australia Prime Income Fund, Inc. for submitting proposals to be included with the Fund's proxy materials for the 2001 Annual Meeting of Shareholders of the Fund was September 1, 2000. Shareholders wishing to present proposals at the 2001 Annual Meeting of Shareholders of the Fund which would not be included in the Fund's proxy materials should send written notice of such proposals to the Secretary of the Fund by December 22, 2000, but no earlier than November 22, 2000, in the form prescribed in the Fund's By-Laws.

      The deadline for the shareholders of The First Commonwealth Fund, Inc. for submitting proposals to be included with the Fund's proxy materials for the 2001 Annual Meeting of Shareholders of the Fund is October 28, 2000. Shareholders wishing to present proposals at the 2001 Annual Meeting of Shareholders of the Fund which would not be included in the Fund's proxy materials should send written notice of such proposals to the Secretary of the Fund by December 22, 2000, but no earlier than November 22, 2000, in the form prescribed in the Fund's By-Laws.

      PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR PROXY PROMPTLY. YOU MAY DO SO BY MAILING THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                    By order of the Boards of Directors,

                                    [SIGNATURE]

                                    Roy M. Randall, Secretary
                                    The First Australia Fund, Inc.
                                    The First Australia Prime Income Fund, Inc.
                                    The First Commonwealth Fund, Inc.

                                                                       EXHIBIT A




                         THE FIRST AUSTRALIA FUND, INC.

                              MANAGEMENT AGREEMENT

            AGREEMENT  executed  this  [_____] day of  [_______________,  2000],
First Australia Fund, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 Act"), and EquitiLink International Management Limited, a Jersey Channel Islands corporation (the "Investment Manager").

            WHEREAS, the Fund is a closed-end management investment company; and

            WHEREAS, the Fund engages in the business of investing its assets in
the  manner  and  in  accordance  with  its  stated  investment   objective  and
restrictions;

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

            1.        Obligations.
                      ------------

            1.1 The Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager's best judgment and efforts in rendering services under this Agreement.

            1.2 The Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million, computed based upon net asset value at the end of each week and payable at the end of each calendar month.

            1.3 In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund's Board of Directors and a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Investment Manager, or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

            2. Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund's Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Manager's employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

            3. Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

            4. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager's clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

            5. Duration and Termination. This Agreement shall become effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect for two (2) years from the date of its execution. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either
(a) the vote of a majority of the outstanding  voting securities of the Fund, or
(b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

            6.    Miscellaneous.
                  -------------

            6.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

            6.2 The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            6.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

            6.4 Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    THE FIRST AUSTRALIA FUND, INC.


                                    BY:_____________________________
                                          Title:


                                    EQUITILINK INTERNATIONAL MANAGEMENT
                                     LIMITED


                                    BY:_____________________________
                                          Title:

                                                                       EXHIBIT B

                         THE FIRST AUSTRALIA FUND, INC.

                               ADVISORY AGREEMENT

            AGREEMENT executed this [___] day of [______________________  2000], among The First  Australia  Fund,  Inc.  ( the  "Fund") a  Maryland  corporation registered under the Investment Company Act of 1940 (the "1940 Act"), and EquitiLink International Management Limited, a Jersey, Channel islands corporation (the "Investment Manager"), and EquitiLink Australia Limited, a New South Wales, Australia corporation (the "Investment Adviser").

            WHEREAS, the Fund is a closed-end management investment company;

            WHEREAS,   the  Fund  engages  in  the  business  of  investing  and
reinvesting its assets in the manner and in accordance with its stated investment objectives and restrictions;

            WHEREAS, the Fund has entered into a management agreement with the Investment Manager dated [___________, 2000] (the "Management Agreement"), pursuant to which the Investment Manager will manage the Fund's investments and will make investment decisions on behalf of the Fund for which the Investment Manager will receive a monthly fee from the Fund as specified in the Management Agreement;

            WHEREAS, in connection with rendering the services required under the Management Agreement, the Investment Manager is permitted to retain, at its expense and in the manner set forth in the Management Agreement, investment advisers to assist it in carrying out its obligations to the Fund under the Management Agreement;

            WHEREAS, the Investment Manager wishes to retain the Investment Adviser to assist it in carrying out its obligations to the Fund under the Management Agreement, and the Investment Adviser is willing to furnish such assistance to the Investment Manager, in connection with the services specified below with regard to the Fund; and

            WHEREAS, the Fund hereby appoints the Investment Adviser to provide the investment advisory services specified below with regard to the Fund and the Investment Adviser hereby accepts such appointment;

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
covenants herein contained, the parties agree as follows:

            1.    Investment Adviser.
                  ------------------

                  1.1 The Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New-Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser's best judgment and efforts in rendering services under this Agreement.

                  1.2 The Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund's average weekly net assets up to $50 million, 0.25% of such assets between $50 million and $100 million and 0.15% of such assets in excess of $100 million based upon net asset value at the end of each week and payable at the end of each calendar month.

            2. Expenses. The Investment Adviser shall bear all expenses of its respective employees, except certain expenses incurred by the Investment Advister's employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

            3. Liability. Neither the Investment Manager nor the Investment Adviser shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, this Agreement.

            4. Services Not Exclusive. It is understood that the services of the Investment Manager and the Investment Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or the Investment Adviser, or any affiliate of either of them, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager or the Investment Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the clients of each in a manner that is fair and equitable in the judgment of the Investment Manager and the Investment Adviser in the exercise of their fiduciary obligations to the Fund and to such other clients.

            5. Duration and Termination. This Agreement is effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect for two (2) years from the date of its execution. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either
(a) the vote of a majority of the outstanding  voting securities of the Fund, or
(b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager and the Investment Adviser, or by either the Investment Manager or Investment Adviser upon at least ninety (90) days' written notice to the Fund and the other party but any such termination shall not affect continuance of this Agreement as to the remaining parties. This Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

            6.    Miscellaneous.

                  6.1. This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

                  6.2.  The  captions  in  this   Agreement   are  included  for
convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  6.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

                  6.4. Nothing herein shall be construed as constituting any party an agent of the Fund or of any other party.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    THE FIRST AUSTRALIA FUND, INC.

                                    BY:_____________________________
                                          Title:

                                    EQUITILINK INTERNATIONAL MANAGEMENT
                                     LIMITED

                                    BY:_____________________________
                                          Title:

                                    EQUITILINK AUSTRALIA LIMITED

                                    BY:_____________________________
                                          Title:

                                                                       EXHIBIT C


                THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                              MANAGEMENT AGREEMENT


            AGREEMENT  executed this ______ day of  ____________________,  19__, between The First Australia Prime Income Fund, Inc. (the "Fund") a Maryland corporation registered under the Investment Company Act of 1940 (the "1940
Act"), and EquitiLink International Management Limited, a Jersey, Channel Islands corporation (the "Investment Manager").

            WHEREAS, the Fund is a closed-end management investment company; and

            WHEREAS, the Fund engages in the business of investing its assets in the manner and in accordance with its stated current investment objective and restrictions;

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

            1.    Obligations.
                  -----------

             1.1 The Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager's best judgment and efforts in rendering services under this Agreement.

            1.2 The Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund's average weekly net assets applicable to shares of common stock and shares of preferred stock up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million, computed based upon net asset value applicable to shares of common stock and shares of preferred stock at the end of each week and payable at the end of each calendar month.

             1.3 In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund's Board of Directors and a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Investment Manager, or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

            2. Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund's Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Manager's employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

            3. Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

            4. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager's clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

            5. Duration and Termination. This Agreement shall become effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect for two (2) years from the date of its execution. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either
(a) the vote of a majority of the outstanding  voting securities of the Fund, or
(b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

      6.  Miscellaneous.
          -------------

            6.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

             6.2 The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            6.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

            6.4 Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

                              THE FIRST AUSTRALIA PRIME INCOME FUND, INC.


                              By:_______________________________________
                                     Title:

                              EQUITILINK INTERNATIONAL
                                    MANAGEMENT LIMITED


                              By:_______________________________________
                                     Title:

                                                                       EXHIBIT D


                              AMENDED AND RESTATED
                THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               ADVISORY AGREEMENT

      AGREEMENT executed this [____] day of [_______________] among The First Australia Prime Income Fund, Inc. (the "Fund") a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act"), and EquitiLink International Management Limited, a Jersey, Channel Islands corporation (the "Investment Manager"), and EquitiLink Australia Limited, a New South Wales, Australia corporation (the "Investment Adviser").

      WHEREAS, the Fund is a closed-end management investment company;

      WHEREAS, the Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its stated investment objectives and restrictions;

      WHEREAS, the Fund has entered into a management agreement with the Investment Manager dated [_______________], as amended from time to time (the "Management Agreement"), pursuant to which the Investment Manager will manage the Fund's investments and will make investment decisions on behalf of the Fund for which the Investment Manager will receive a monthly fee from the Fund as specified in the Management Agreement;

      WHEREAS, in connection with rendering the services required under the Management Agreement, the Investment Manager is permitted to retain, at its expense and in the manner set forth in the Management Agreement, investment advisers to assist it in carrying out its obligations to the Fund under the Management Agreement;

      WHEREAS, the Investment Manager wishes to retain the Investment Adviser to assist it in carrying out its obligations to the Fund under the Management Agreement, and the Investment Adviser is willing to furnish such assistance to the Investment Manager, in connection with the services specified below with regard to the Fund; and

      WHEREAS, the Fund hereby appoints the Investment Adviser to provide the investment advisory services specified below with regard to the Fund, and the Investment Adviser hereby accepts such appointment;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

I.    Investment Adviser.
      ------------------

      A. The Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary connection therewith. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser's best judgment and efforts in rendering services under this Agreement.

      B. The Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.25% of the Fund's average weekly net assets applicable to the shares of common stock and shares of preferred stock up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon net asset value applicable to shares of common stock and shares of preferred stock at the end of each week and payable at the end of each calendar month.

II. Expenses. The Investment Adviser shall bear all expenses of its respective employees, except certain expenses incurred by the Investment Adviser's employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

III. Liability. Neither the Investment Manager nor the Investment Adviser shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, this Agreement.

IV. Services Not Exclusive. It is understood that the services of the Investment Manager and the Investment Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or the Investment Adviser, or any affiliate of either of them, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager or the Investment Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the clients of each in a manner that is fair and equitable in the judgment of the Investment Manager and the Investment Adviser in the exercise of their fiduciary obligations to the Fund and to such other clients.

V. Duration and Termination. This Agreement is effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect until February 1, 1994. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of majority of the outstanding voting securities of the Fund, or
      (b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager and the Investment Adviser, or by either the Investment Manager or Investment Adviser upon at least ninety
      (90) days' written notice to the Fund and the other party but any such termination shall not affect continuance of this Agreement as to the remaining parties. This Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

VI.   Miscellaneous.
      -------------

      A. This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

      B. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      C. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

      D. Nothing herein shall be construed as constituting any party an agent of the Fund or of any other party.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                              By:--------------------------------------------
                                 Title:


                              EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

                              By:--------------------------------------------
                                 Title:


                              EQUITILINK AUSTRALIA LIMITED

                              By:--------------------------------------------
                                 Title:

                                                                       EXHIBIT E
                              AMENDED AND RESTATED
                        THE FIRST COMMONWEALTH FUND, INC.

                              MANAGEMENT AGREEMENT

            AGREEMENT  executed this [______] day of  [______________],  between
The  First  Commonwealth  Fund,  Inc.  (the  "Fund"),  a  Maryland   corporation
registered under the Investment Company Act of 1940 (the "1940 Act"), and EquitiLink International Management Limited, a Jersey, Channel Islands corporation (the "Investment Manager").

            WHEREAS, the Fund is a closed-end management investment company; and

            WHEREAS, the Fund engages in the business of investing its assets in the manner and in accordance with its stated current investment objective and restrictions;

            NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

            1.     Obligations.

                  1.1 The Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments. The Investment Manager will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager's best judgment and efforts in rendering services under this Agreement.

                  1.2 The Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund's average weekly net assets applicable to shares of common stock and shares of preferred stock up to $200 million, 0.60% of such amounts between $200 million and $500 million and 0.55% of such assets in excess of $500 million, computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month it being understood that the portion of the fee which is equal to the percentage of the Fund's net assets, measured at the end of each week, held in securities (or cash) denominated in the currencies of Australia and New Zealand, Canada, and the United Kingdom shall be paid to the Investment Manager in, respectively, the currencies of Australia, Canada and the United Kingdom. For the purpose of determining the fees payable to the Investment Manager hereunder, the value of the Fund's net assets shall be computed initially at the times and in the manner specified in the Fund's registration statement on Form N-2, as such times and manner may be amended from time to time by action of the Fund's Board.

                  1.3 In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund's Board of Directors and a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Investment Manager, or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

            2. Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund's Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Officers and Directors of the Fund, including expenses incurred by the Manager's employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

            3. Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

            4. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager's clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

            5. Scope of Engagement. The Investment Manager hereby agrees that the Fund, may, at any time, upon at least 60 days' notice, advise the Investment Manager that it wishes to limit the scope of the Investment Manager's engagement hereunder to that of managing the Fund's investments solely with respect to securities denominated in certain stipulated currencies, in which case the fee otherwise payable to the Investment Manager as provided in Paragraph 1.2 hereof shall be reduced to reflect the proportion of the Fund's aggregate net assets measured at the end of each week which are denominated in the stipulated currencies.

            6. Duration and Termination. This Agreement shall become effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect for two (2) years from the date of its execution. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either
(a) the vote of a majority of the outstanding  voting securities of the Fund, or
(b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

            7.    Miscellaneous.

                  7.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

                  7.2  The   captions  in  this   Agreement   are  included  for
convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  7.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

                  7.4 Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                           THE FIRST COMMONWEALTH FUND, INC.

                                           By:_________________________________
                                              Title: President


                                           EQUITILINK INTERNATIONAL
                                           MANAGEMENT LIMITED

                                           By:_________________________________
                                              Title:  Director

                                                                       EXHIBIT F





                        THE FIRST COMMONWEALTH FUND, INC.

                          INVESTMENT ADVISER AGREEMENT

            AGREEMENT executed this [____] day of [__________] among The First Commonwealth Fund, Inc. (the "Fund") a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act"), and EquitiLink International Management Limited, a Jersey, Channel Islands corporation (the "Investment Manager") and EquitiLink Australia Limited, a New South Wales, Australia corporation (the "Investment Adviser").

            WHEREAS, the Fund is a closed-end management investment company;

            WHEREAS,   the  Fund  engages  in  the  business  of  investing  and
reinvesting its assets in the manner and in accordance with its stated investment objectives and restrictions;

            WHEREAS, the Fund has entered into a management agreement with the Investment Manager dated [ ________________] (the "Management Agreement") , pursuant to which the Investment Manager will manage the Fund's investments and will make investment decisions on behalf of the Fund for which the Investment Manager will receive a monthly fee from the Fund as specified in the Management Agreement;

            WHEREAS, in connection with rendering the services required under the Management Agreement, the Investment Manager is permitted to retain, at its expense and in the manner set forth in the Management Agreement, investment advisers and others to assist it in carrying out its obligations to the Fund under the Management Agreement;

            WHEREAS, the Investment Manager wishes to retain the Investment Adviser to assist it in carrying out certain of its obligations to the Fund under the Management Agreement, and the Investment Adviser is willing to furnish such assistance to the Investment Manager in connection with the services specified below with regard to the Fund; and

            WHEREAS, the Fund hereby appoints the Investment Adviser to provide the investment advisory services specified below with regard to the Fund, and the Investment Adviser hereby accepts such appointment;

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
covenants herein contained, the parties agree as follows:


            1.    Investment Adviser.
                  ------------------

                  1.1 To the extent requested by the Investment Manager, the Investment Adviser will make recommendations to the Investment Manager as to the-overall structure of the Fund's portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund's overall investment objectives. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser's best judgment and efforts in rendering services under this Agreement.

                  1.2 For the services rendered to the Investment  Manager under
Section 1.1 hereof, the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.15% of the Fund's average weekly net assets, computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month.

                  1.3 To the extent requested by the Investment Manager, the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser's best judgment and efforts in rendering services under this Agreement.

                  1.4 For the services rendered to the Investment  Manager under
Section 1.3 hereof, the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of up to 0.10% of the Fund's average weekly net assets computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month; it being understood that any such fee shall be reduced by the amount, if any, that the Investment Manager may pay other entities for rendering any of the services contemplated by Section 1.3 hereof.

                  1.5 For the purpose of determining the fees payable to the Investment Adviser hereunder, the value of the Fund's net assets shall be computed initially at the times and in the manner specified in the Fund's Registration Statement an Form N-2, as such times and manner may be amended from time to time by action of the Fund's Board.

            2. Expenses. The Investment Adviser shall bear all expenses of its respective employees, except certain expenses incurred by the Investment Adviser's employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

            3. Liability. Neither the Investment Manager nor the Investment Adviser shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, this Agreement.

            4. Services Not Exclusive. It is understood that the services of the Investment Manager and the Investment Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or the Investment Adviser, or any affiliate of either of them, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager or the Investment Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the clients of each in a manner that is fair and equitable in the judgment of the Investment Manager and the Investment Adviser in the exercise of their fiduciary obligations to the Fund and to such other clients.

            5. Duration and Termination. This Agreement is effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect for two (2) years from the date of its execution. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either
(a) the vote of a majority of the outstanding  voting securities of the Fund, or
(b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager and the Investment Adviser, or by either the Manager or the Investment Adviser upon at least ninety (90) days' written notice to the Fund and the other party but any such termination shall not affect continuance of this Agreement as to the remaining parties. This Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

            6.    Miscellaneous.

                  6.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

                  6.2  The   captions  in  this   Agreement   are  included  for
convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  6.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

                  6.4 Nothing herein shall be construed as constituting any party an agent of the Fund or of any other party.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    THE FIRST COMMONWEALTH FUND. INC.


                                    By:_________________________________
                                       Title:  President

                                    EQUITILINK INTERNATIONAL MANAGEMENT
                                     LIMITED


                                    By:_________________________________
                                       Title:  Director

                                    EQUITILINK AUSTRALIA LIMITED


                                    By:_________________________________
                                       Title:  Director

PROXY             THE FIRST COMMONWEALTH FUND, INC.                     PROXY

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Special Meeting of Shareholders -- November 29, 2000

The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock and the Auction Market Preferred Stock Series W-7 of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York on November 29, 2000 at 2:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

(X) PLEASE MARK VOTE
AS IN THIS EXAMPLE

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the Proposal.

--------------------------------------------------------------------------------
                         THE FIRST COMMONWEALTH FUND, INC.
--------------------------------------------------------------------------------

          COMMON STOCK AND THE AUCTION MARKET PREFERRED STOCK SERIES W-7

Mark box at right if  address  change or comment  has been noted
on the  reverse side of this card.                                        / /


      To approve a new management agreement with      For    Against   Abstain
       EquitiLink International Management Limited   /  /     /  /      /  /
       and a new investment advisory agreement
       with EquitiLink Australia Limited.


Control Number:

                                              Date _____________________________
  Please be sure to sign and date this Voting Instruction Card.

Shareholder sign here ___________________     Co-owner sign here________________


Please sign exactly as name(s) appear(s) on this proxy card. If signing for a corporation or partnership or as an agent or attorney, indicate the capacity in which you are signing. If signing as trustee, custodian or other fiduciary, please state your title.
--------------------------------------------------------------------------------


RECORD DATE SHARES:

PROXY                THE FIRST AUSTRALIA PRIME INCOME FUND, INC.        PROXY

              THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Special Meeting of Shareholders -- November 29, 2000

The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock and the Auction Market Preferred Stock Series A-I of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York on November 29, 2000 at 2:00 p.m., (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

(X) PLEASE MARK VOTE
AS IN THIS EXAMPLE

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the Proposal.

--------------------------------------------------------------------------------
                    THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------

          COMMON STOCK AND THE AUCTION MARKET PREFERRED STOCK SERIES W-I

Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                            / /


      To approve a new management agreement with       For     Against   Abstain
      EquitiLink International Management Limited      /  /     /  /      /  /
      and a new investment advisory agreement
      with EquitiLink Australia Limited.


CONTROL NUMBER:


                                                 Date __________________________
      Please be sure to sign and date this Voting Instruction Card.


Shareholder sign here _____________             Co-owner sign here______________


Please sign exactly as name(s) appear(s) on this proxy card. If signing for a corporation or partnership or as an agent or attorney, indicate the capacity in which you are signing. If signing as trustee, custodian or other fiduciary, please state your title.
--------------------------------------------------------------------------------


RECORD DATE SHARES:

PROXY                     THE FIRST AUSTRALIA FUND, INC.                PROXY

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Special Meeting of Shareholders - November 29, 2000

The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at One Seaport Plaza, New York, New York on November 29, 2000 at 2:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

(X) PLEASE MARK VOTE
 AS IN THIS EXAMPLE

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the Proposal.

--------------------------------------------------------------------------------
                          THE FIRST AUSTRALIA FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if  address  change or comment  has been noted
on the reverse side of this card.                                         / /


       To approve a new management agreement with       For    Against   Abstain
       EquitiLink International Management Limited      /  /    /  /      /  /
       and a new investment advisory agreement
       with EquitiLink Australia Limited.


Control Number:

                                              Date _____________________________
      Please be sure to sign and date this Voting Instruction Card.

Shareholder sign here ___________________     Co-owner sign here________________


Please sign exactly as name(s) appear(s) on this proxy card. If signing for a corporation or partnership or as an agent or attorney, indicate the capacity in which you are signing. If signing as trustee, custodian or other fiduciary, please state your title.
--------------------------------------------------------------------------------


RECORD DATE SHARES: